SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 12, 2002

                          Commission File No.: 0-26703



                              ALPHACOM CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                                        98-0206030
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)




                        3044 Bloor Street West, Suite 210
                                Toronto, Ontario
                                 Canada M8X 2Y8
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                    (Address of principal executive offices)



                                 (416) 259-2590
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                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

      In  March  2002,  the   client-auditor   relationship   between   AlphaCom
Corporation (the "Company") and KPMG LLP ("KPMG") ceased as KPMG was dismissed as the Company's auditor due to a change in management.

      KPMG's auditors' report on the financial statements of the Registrant for the years ended December 31, 1999 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the fiscal years ended December 31, 1999 and December 31, 2000 except as follows: KPMG's report on the financial statements of the Registrant as of and for the years ended December 31, 1999 and 2000, contained a separate paragraph stating "the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

      During the audits of the Company's financial statements for the years ended December 31, 1999 and December 31, 2000 and any subsequent interim period through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement

     The Company's new management decided not to reappoint KPMG as its independent accountant.

     The decision to change accountants was approved by the Registrant's new Board of Directors; and

      In March 2002, the Registrant engaged Weisbrod Goldmacher, LLP as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Weisbrod Goldmacher, the Company did not consult with Weisbrod Goldmacher regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Weisbrod Goldmacher has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Weisbrod Goldmacher did not furnish a letter to the Commission.

      The Company has requested that KPMG review the disclosure and KPMG has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    -----------
            15.1           Letter from KPMG LLP


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                          COVENANT FINANCIAL CORPORATION

     April 3, 2002
                                           /s/ William A. Montgomery
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                                           William A. Montgomery
                                           President